BayFirst Financial Corp. (NASDAQ:BAFN) Raymond James US Bank Conference September 2022

2022 Raymond James US Bank Conference 2 Cautionary Statement Concerning Forward-Looking Information In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of the COVID-19 pandemic, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

2022 Raymond James US Bank Conference 3 • Growth-oriented community bank ranked 2nd in the attractive Tampa Bay - St. Petersburg MSA(1) • Top 10 SBA 7(a) originator through CreditBench, an in-house government guaranteed loan origination platform(2)  Record SBA production of $54 million in August 2022 • Originates residential mortgages through a network of nationwide loan production offices • Strong insider ownership ~21% • BayFirst adheres to the principles of its Environmental, Social and Governance (ESG) Policy Statement About BayFirst Financial Corp. (1) Deposit market share ranking of banks with assets less than $10B headquartered in the MSA (2) As of August 2022 (3) Market data as of August 30, 2022; Financial data as of June 30, 2022 unless otherwise indicated $921M TOTAL ASSETS $632M TOTAL LOANS $765M TOTAL DEPOSITS 0.41% | 1.90% LTM | 2021 ROAA 3.73% MRQ NIM By the Numbers(3) 74.4% LTM NON-INT. INC. / REVENUE Overview 0.91x P/TBVPS 27.1x P/LTM EPS 1.7% DIV. YIELD BAFN NASDAQ TICKER $18.94 STOCK PRICE $71M MKT. CAP 7 Current Banking Center 5 Pending Banking Center

Experienced Leadership Team



Anthony N. Leo

Chief Executive Officer & Director of BayFirst and the Bank

- Joined BayFirst in Q4 2013; Prior to joining BayFirst, provided management consulting and regulatory advisory services to community banks throughout the state of Florida and served as the interim CEO of three troubled banks between 2009 and 2013
- Managing Director and Executive Vice President of Community Banks, Inc. (Nasdaq: CMTY) in Harrisburg, PA from 1993 until its sale to Susquehanna Bancshares, Inc. (NasdaqGS: SUSQ) in 2007
- B.A. in Political Science from George Washington University and a J.D. from George Washington University Law School



Robin Oliver

EVP, Chief Financial Officer and Chief Operating Officer of BayFirst and the Bank

- Joined BayFirst in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018
- Approximately 16 years with Crowe Horwath LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions
- B.S. in Accounting from the University of Kentucky



Thomas G. Zernick

President of BayFirst and the Bank

- Joined BayFirst in Q1 2016
- Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)
- B.A. in Business Administration from University of Notre Dame



Matthew Luckey

EVP, Chief Banking Officer

- Joined BayFirst in Q3 2015
- Previous experience includes commercial banking positions with The Bank of Tampa, Synovus Bank and SunTrust
- B.B.A. from The University of Georgia



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa

2022 Raymond James US Bank Conference 4

Innovative Community Bank

BAYFIRST

Technology driven community bank with diversified revenue streams

Community banking

- **7 banking centers in Tampa Bay**, **expected to grow to 10 to 12 banking** centers over the next two years
    - **9 commercial** and **2 consumer production officers**
- **Full suite of commercial and consumer loan and deposit products** to meet the needs of Tampa Bay individuals, families and small businesses

Residential mortgage

- **Nationwide full-scale mortgage banking platform**
- **19 loan production offices throughout** the **United States**
- **$305.6 million origination volume** in Q2'2022



COMMUNITY BANKING
CREDITBENCH
BAYFIRST
RESIDENTIAL MORTGAGE

Creditbench

- **BayFirst's in-house SBA lending platform**
    - **Record SBA production of $54 million in August 2022**
- **Top 10[(1)] nationwide Preferred Lender**
- **#1 SBA lender in the five county Tampa Bay area** at SBA's FY ended 9/30/21
- **FlashCap:**
    - Includes **BOLT SBA 7(a) loans for $150K or less**, a **traditional core platform that focuses on $350K and above**, and is **anchored by 9 experienced core lenders**
    - Loan generation from **organic sales** and **FinTech partners**
- **Building national sales team**, currently four lenders

(1) Market data through August 31, 2022

2022 Raymond James US Bank Conference 5

2022 Raymond James US Bank Conference 6 ($ in 000s) Year Total Deposits # Branch Opened 6/30/2022 6/30/2021 6/30/2020 1 Saint Petersburg 1999 259,850 215,998 276,842 2 Sarasota 2018 169,463 129,037 83,040 3 Seminole 2016 150,861 143,125 115,552 4 Pinellas Park 2005 69,395 64,079 48,234 5 Countryside 2018 62,342 53,479 49,310 6 West Tampa 2020 53,352 28,327 4,301 7 Belleair Bluffs 2022 12,990 Total Branches (7) 765,263 634,045 577,279 Community Banking Performance Q2’2022 Loan Production Summary: • Loan production increased QoQ by 32.5% on a unit basis • Loan portfolio increased QoQ by 21.6% on a unit basis • Loans held for investment, increased by a net $12.9 million QoQ Q2’2022 Deposit Summary: • Q2’2022 deposit balance grew $133.1 million YoY • Deposit portfolio increased by 5.1% in number of accounts (to 13,055 totaling $765.4 million) QoQ Q2’ 2022 Highlights Branch & Deposits Market Share

2022 Raymond James US Bank Conference 7 • Pre- Pandemic: ~80% of loan production sourced through third-party partners • Post- Pandemic: over ~80% of production in-house through Creditbench • Total Q2’2022 SBA loan production increased 90.2% or $42.7 million (to $90.0 million) from Q1’2022 volume, and 89.9% from Q2’2021 • Strong pipeline growth with the total SBA pipeline expanding more than 16.5% during Q2’2022 • Launched BOLT, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country • June: originated 57 loans totaling $7.5M • July: originated 104 loans totaling $13.7M • August: originated 176 loans totaling $23.0M • New automation program to be launched through its proprietary loan origination system PowerLOS and open API, increasing volume and speed with limiting staffing CreditBench (In-House) Q2’ 2022 Highlights SBA Loan Amount ($M) and Volume $369 $152 $193 $280 1,470 592 408 762 0 200 400 600 800 1,000 1,200 1,400 1,600 $0 $50 $100 $150 $200 $250 $300 $350 $400 2019 2020 2021 2022 (1) CreditBench concentrated on PPP loan production for years 2020 to 2021 Source: SBA U.S. Small Business Administration 7 (a) & 504 Lender Report. Market data as of August 30, 2022 $877M PPP loans originated in’20 and $329M during ‘21 in addition to below(1) Company to verify pre-pandemic and post-pandemic production percentages

2022 Raymond James US Bank Conference 8 • Residential mortgage production of $305.6 million in Q2’2022, down 8.9% from $335.6 million originated in the prior quarter • The Company: • completed a restructuring of its Residential Mortgage Division • discontinued its primary consumer direct residential mortgage business line • Agency portfolio ARM product rolled out nationwide • Focused on rationalizing expenses and enhancing production Residential Mortgage Division Q2’ 2022 Highlights $522.1 $506.7 $477.5 $355.7 $305.6 $0 $100 $200 $300 $400 $500 $600 6/30/2021 9/30/2021 12/31/2021 3/31/2021 6/30/2021 Origination Volume ($M)

2022 Raymond James US Bank Conference 9 Strong balance sheet on track for continued organic growth Record of Organic Growth Total Assets excluding PPP Loans ($M) Total Net Loans HFI excluding PPP loans ($M) Total Deposits ($M) Tangible Common Equity ($M) $531 $706 $837 $844 $890 $0 $200 $400 $600 $800 $1,000 2019Y 2020Y 2021Y 2022Q1 2022Q2 $303 $471 $492 $507 $601 $0 $100 $200 $300 $400 $500 $600 $700 2019Y 2020Y 2021Y 2022Q1 2022Q2 $450 $559 $722 $770 $765 $0 $200 $400 $600 $800 $1,000 2019Y 2020Y 2021Y 2022Q1 2022Q2 $43 $56 $87 $85 $84 $20 $40 $60 $80 $100 2019Y 2020Y 2021Y 2022Q1 2022Q2

2022 Raymond James US Bank Conference 10 Loan and Deposit Composition Composition of Loans Held for Investment (gross) as of June 30, 2022 Deposit Portfolio Composition as of June 30, 2022

2022 Raymond James US Bank Conference 11 History of Strong Profitability ROAA (%) ROATCE (%) Net Interest Margin (%) Non-Interest Income / Total Revenue 0.99% 1.06% 1.90% 0.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2019Y 2020Y 2021Y LTM 4.08% 2.88% 3.23% 3.73% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2019Y 2020Y 2021Y MRQ 11.6% 25.6% 32.4% 4.2% 0% 5% 10% 15% 20% 25% 30% 35% 2019Y 2020Y 2021Y LTM 75.3% 74.5% 74.5% 74.4% 70% 72% 74% 76% 78% 80% 2019Y 2020Y 2021Y LTM Volatility in first half of 2022 due to mortgage, but company repositioned for future (1) The NIM was artificially depressed due to impact of significant PPP loan portfolio (1) (1)

2022 Raymond James US Bank Conference 12 Shareholder Value Creation $12.77 $16.02 $21.75 $21.22 $20.80 $0 $5 $10 $15 $20 $25 2019Y 2020Y 2021Y 2022Q1 2022Q2 Impressive Tangible Book Value Per Share growth in recent years

Key Company Highlights

- Technology driven community bank with diversified revenue stream
- Experienced management team and dedicated local board
- Scalable platform in the attractive Tampa Bay / St. Petersburg MSA
- Scarcity value with limited community bank competition
- ESG principles and initiatives are management and board's priority
- Strong insider ownership (~21%) among employees, management and board
- 25th consecutive quarterly cash dividend paid since BayFirst initiated cash dividends in 2016

2022 Raymond James US Bank Conference 13

Appendix

2022 Raymond James US Bank Conference 15 Investment Securities AFS Investment Securities Portfolio as of June 30, 2022 (fair market value, in thousands) (1)Investment Securities Portfolio Details • Other Comprehensive Income Loss of $2.6 million reduced Tangible Book Value by $0.42 QoQ as of June 30, 2022 ◦ We have the intent and ability to hold the available for sale investment securities to maturity and no plan to sell ◦ Cash flows can be used to fund future loan growth as needed ◦ Retained earnings and investments moving down the curve would earn back capital loss ◦ No impact to regulatory capital ratios • In the second quarter, we moved a recently purchased $1.5 million AFS investment to held to maturity investments. The Company also purchased an additional $3.5 million of corporate bonds which were classified as held to maturity at purchase. (1) HTM Investment Securities makes up 10% of total investment securities portfolio

2022 Raymond James US Bank Conference 16 All Other Directors / Executive Officers, 13.34% Public / Other, 60.47% Mark S. Berset, 7.35% Vanguard Group Inc., 3.77% First Manhattan Co., 3.62% Banc Funds Co. LLC, 3.32% All Other Institutions, 8.13% Total Common Stock Top Insider Shareholders % Ownership Mark S. Berset 7.35% George Apostolou 2.49% Harold J. Winner 1.73% Derek S. Berset 1.72% Anthony Saravanos 1.68% Anthony N. Leo 1.67% Dennis R. DeLoach, III 0.93% Bradly W. Spoor 0.88% Tarek Helal 0.86% Thomas G. Zernick 0.51% Other 0.87% Total Insider Ownership 20.69% Total Common Stock Top Institutional Shareholders % Ownership Vanguard Group Inc. 3.77% First Manhattan Co. 3.62% Banc Funds Co. LLC 3.32% AllianceBernstein LP 1.63% First Home Bank Employee Stock Ownership Plan 1.43% Benjamin Partners 1.37% BlackRock Inc. 1.15% Avantax Planning Partners Inc. 0.95% Gator Capital Management LLC 0.87% Creative Planning LLC 0.39% Other 0.34% Total Institutional Ownership 18.84% Ownership Overview Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,029,139 Source: S&P Capital IQ Pro

2022 Raymond James US Bank Conference 17 Attractive Florida Markets MEANINGFUL ECONOMIC TAILWINDS #2 state in the U.S.A. for net domestic migration* ~$1.2T economy, with 3.8% GDP growth in Q3’21 Attractive tax policy 2.5 million small businesses, more than any other Southeastern state 3rd most populous state Total Deposits in Pinellas, Hillsborough, Manatee and Sarasota Counties of $104bn* …Favorable Population Projections… …and Higher Expected Household Incomes Tier 1 Markets: • Citrus • Hernando • Pasco • Pinellas • Charlotte • Hillsborough • Polk • Manatee • Sarasota Tier 2 Markets: • Sumter • Lake • Orange • Osceola • Collier • Hardee • DeSoto • Highlands • Lee *Source: S&P Global Market Intelligence as of June 30, 2021, U-haul

2022 Raymond James US Bank Conference 18 Deposit Market Share Average Deposits Branches Deposits per Branch Market Share Rank Institution ($Bn) (No.) ($M) (%) 1 Tampa Bay Banking Co. 2.6 11 233 62.86 2 BayFirst Financial Corp. 0.5 5 101 12.37 3 West Florida Bank Corp. 0.4 6 58 8.58 4 Florida Bancshares Inc. 0.2 5 48 5.89 5 TCM Bank NA 0.2 1 188 4.61 6 Central Financial Holdings Inc. 0.1 1 128 3.14 7 Century Bancshares of Florida Inc. 0.1 1 93 2.28 Tampa-St. Petersburg MSA (Total Assets <$10BN and HQ in MSA) Note: Deposit data as of June 30, 2021 Source: S&P Capital IQ Pro

2022 Raymond James US Bank Conference 19 2022 Strategic Initiatives Fundamental Goals: • Expand the Community Banking Division and core deposit base, while utilizing SBA and residential mortgage as lead products • Maintain capital levels commensurate with risk profile and projected growth • Promote BayFirst as a premier workplace • Leverage investments in ESG program, minority lending program, and community engagement to differentiate BayFirst from its peers • Ensure the Bank’s risk management and compliance management systems evolve with the Bank’s growth and expansion • Increase the float of the Company’s shares and expand its retail shareholder base Transformational Initiatives: • Establish BayFirst as a technology-driven organization by leveraging the advanced technology platform developed over the past year to create operational efficiencies and additional revenue opportunities while enabling a comprehensive and high-value digital experience • Enhance customer experience through technological evolution and development of the Contact Center • Expand recurring revenue while leveraging recent investments in infrastructure and technology and rationalizing costs • Selective migration to national portfolio lending • Convert to national bank charter and rebrand the Bank from “First Home” to “BayFirst” • Position the Bank to achieve an “Outstanding” CRA rating